FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2015
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

8. FAIR VALUE MEASUREMENTS

As of December 31, 2014 and December 31, 2015, the carrying amounts of the Company’s cash and cash equivalents, accounts receivable, prepayments and other current assets, amounts due from/to related parties, accounts payable, related party loan, and accrued expenses and other current liabilities approximated fair value due to their short maturities. Accounts receivable, prepayments and other current assets, amounts due from/to related parties, accounts payable, and accrued expenses and other current liabilities, which are measured at carrying value, would represent Level 3 fair value measurements if carried at fair value due to the presence of significant unobservable inputs. As of the same dates, the Company’s cash equivalents would have represented either Level 1 or Level 2 measurements depending on the presence of significant observable inputs such as interest rates. There are no financial assets or liabilities that are being measured at fair value on a recurring basis at December 31, 2014 or December 31, 2015.

During the years ended December 31, 2013, 2014 and 2015, the Group recognized impairment losses of $21.0 million, nil and nil for its intangible assets, respectively, and recognized a full impairment loss of $6.2 million for goodwill in 2013.  The Group has not presented tabular disclosures or further qualitative information regarding fair value for these long-lived Level 3-classified assets because the related assets were fully written off in 2013 and the related fair values are zero. See Notes 5 and 7 for additional information, including rollforward information pertaining to the assets.